UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-07075

T. Rowe Price Media & Telecommunications Fund, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: December 31

Date of reporting period: June 30, 2011

Item 1: Report to Shareholders

Media & Telecommunications Fund	June 30, 2011

The views and opinions in this report were current as of June 30, 2011. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

REPORTS ON THE WEB

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Manager’s Letter

Fellow Shareholders

Media and telecommunications stocks produced solid gains in the first half of 2011 and shrugged off numerous economic headwinds, an indication that the cyclical recovery had gained traction. Early in the year, consumer demand dampened due to rising energy costs, further erosion in the housing market, and stubbornly high unemployment. The global picture seemed to dim as well, with falling growth rates in emerging markets and worsening debt challenges in Europe. But spending on media and technology continued to improve through most of the period, and, with this positive backdrop, your fund posted a solid gain and outperformed its benchmark.

PERFORMANCE COMPARISON

The Media & Telecommunications Fund posted a gain of 8.47% during the past six months and handily surpassed the Lipper Telecommunications Funds Average, which tracks the performance of similar funds. The fund also easily outpaced the broad market, as measured by the S&P 500 Index. Within the media industry, which composes the largest portion of the fund, media and entertainment, Internet, and cable companies were strong contributors.

The fund’s long-term relative performance remains exceptional. Based on cumulative total return, Lipper ranked the Media & Telecommunications Fund 8 of 37, 1 of 30, 1 of 24, and 1 of 19 telecommunication funds for the 1-, 3-, 5-, and 10-year periods ended June 30, 2011, respectively. (Results will vary for other periods. Past performance cannot guarantee future results.)

MARKET ENVIRONMENT

Developed market stocks produced solid gains in the first half of 2011, while emerging countries lagged due to intensifying inflation concerns. U.S. manufacturing showed signs of momentum, and consumer spending inched up as private sector hiring gained traction. Export growth also continued to help the economy recover, aided by a weaker dollar relative to other major currencies. The Federal Reserve’s second round of quantitative easing through the purchase of $600 billion in Treasury securities prompted investors to seek higher returns in stocks. But the economy appeared to hit a soft patch amid higher gas prices set off by unrest in the Middle East and North Africa and further weakening in the housing market due to rising foreclosures and far more supply than demand. Gross domestic product growth, which accelerated throughout 2010, began to stumble.

Despite the economic soft patch, corporations appeared to be on more solid ground, as companies utilized technological advances to produce more goods with fewer workers. Corporate balance sheets and profits also continued to improve, mergers and acquisitions picked up, and the pipeline of initial public offerings grew. Indeed, business capital spending has been rising and exports are growing, an environment that suggests that the economic recovery remains intact.

PERFORMANCE REVIEW

We have spent a great deal of time in China, researching Internet media models in an effort to find the best ideas for our fund. Our interest in that market is principally driven by two key factors. First, wired broadband penetration in China is approximately 40%, well below the levels in the U.S. and other developed markets. Second, 3G-enabled smartphone penetration in China is approximately 5%, also well below levels in the U.S. and other developed markets. We believe that given the tremendous economic growth and consumer wealth effect in China, well-positioned Internet media models stand to benefit a great deal.

Over the last 18 to 24 months, we have started large positions in two companies that we believe are long-term winners in Chinese Internet media. They include Baidu and Sina. Each of them performed extraordinarily well during the last six months. Baidu has 85% of market share in the search business in China and is likely to be the leader longer term, both in contextual display advertising and mobile advertising. Sina is two companies rolled into one. It has one of the most visited Internet portals in China, as well as a viral social networking product that is unique to China. It can best be thought of as a hybrid of social media companies Facebook and Twitter, with 175 million users, and growing rapidly. We view both of these companies as well positioned for the longer term and maintain a large allocation to them. (Please refer to the portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

Among cable and satellite companies, we have maintained a large investment in global cable operators for the last 18 months, and these investments have continued to serve us well. In the last six months, Time Warner Cable, Comcast, and Liberty Global were among the top contributors to performance. As noted in recent letters, we believe that global cable operators are in the midst of a multiyear rerating cycle, as negative sentiment is being replaced by the recognition that these companies grow cash flow in any economic environment. We estimate that we are in the sixth inning of that cycle, which should continue to benefit the group. In addition, management teams have proven to be interested in returning the tremendous cash flow that their businesses generate to shareholders. This has been an important catalyst for the group. We remain comfortable with the position of global operators, which represent about 16% of the fund.

Although the U.S. economy continues to recover from the financial crisis in 2008, many second-, third-, and fourth-tier cities in the U.S. are growing at anemic rates. The U.S. has simply experienced a very uneven economic recovery. Accordingly, Lamar Advertising, an outdoor advertising company with a local market focus, has hurt performance. We finally gave up on the expectation of a robust local economic recovery and eliminated the position.

Google appears to be on track for a second consecutive year of poor performance. The drivers have been twofold: an investment period during which the company has incurred losses in its Android operating system and video and display advertising and the sense that the company is losing value with users. This perception has grown in recent months as Facebook attempts to build a Web within the Web and increasingly draws consumers’ limited time and attention away from Google. These problems have been exacerbated by a management team at Google that is particularly poor at communicating with investors and a CEO who is unwilling to appear on quarterly analyst conference calls with any regularity. Nonetheless, we believe both companies will be successful and are comfortable owning them. We believe that Google’s high earnings projections is a small price to pay for a company that is innovating on the Web aggressively.

In the telecommunication services field, we have maintained a large underweight relative to our benchmark. Nonetheless, we continue to take notice of the growth of mobile communication in both emerging markets, where we expect increased market penetration, and North America due to the proliferation of the wireless tower business. The wireless business remains robust, supported by a favorable industry environment and the regional expansion and increased traction in smaller markets. We added to our positions in AT&T and American Tower, both initiated earlier in the year. However, our limited exposure to the strong-performing wireless providers group weighed on results. Sprint Nextel advanced as fundamentals in the industry showed signs of growth in prepaid subscriptions.

OUTLOOK

The global economic recovery lost steam in recent months, as formidable debt pressures in developed countries weakened growth prospects while rising inflation in emerging markets suggested slower growth as well. Many developed economies are facing long-term, structural problems with no easy fix. Financial crises are far more insidious than typical recessions due to the systemic problems they create. The easy credit policies the U.S. enjoyed for many years created havoc in the housing market, which continues to founder. Until foreclosures recede and demand picks up, a true recovery will appear fleeting.

In contrast, corporations, on balance, are healthier than they were three years ago. They have shed workers, introduced technological solutions to create products, and repaired their balance sheets, with ample cash on hand. To be sure, lagging consumer demand could put a dent in the coming earnings cycles. Nonetheless, we continue to focus first and foremost on our investment process, which has served us well over the years. We are intently engaged in identifying multi-year, secular trends that evolve across the broader technology, media, and telecommunications landscapes. We are rigorously analyzing and debating the potential for various outcomes. Our goal is to find risk-aware investments that we anticipate will do well over medium- and long-term horizons.

Thank you for your continued support and confidence in T. Rowe Price.

Respectfully submitted,

Daniel Martino
President of the fund and chairman of its Investment Advisory Committee

July 11, 2011

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

RISKS OF INVESTING IN THE FUND

Funds that invest only in specific industries will experience greater volatility than funds investing in a broad range of industries. Technology stocks, historically, have experienced unusually wide price swings, both up and down. The potential for wide variation in performance reflects the special risks common to companies in the rapidly changing field of technology. For example, products or services that at first appear promising may not prove commercially successful and may become obsolete quickly. Earnings disappointments and intense competition for market share can result in sharp price declines.

GLOSSARY

Gross domestic product (GDP): The total market value of all goods and services produced in a country in a given year.

Lipper averages: The averages of available mutual fund performance returns for specified periods in defined categories as tracked by Lipper Inc.

Price/earnings (P/E) ratio: A valuation measure calculated by dividing the price of a stock by its current or projected earnings per share. This ratio gives investors an idea of how much they are paying for current or future earnings power.

S&P 500 Index: An unmanaged index that tracks the stocks of 500 primarily large-cap U.S. companies.

Portfolio Highlights

CONTRIBUTIONS TO THE CHANGE IN NET ASSET VALUE

Six Months Ended 6/30/11

Best Contributors		Worst Contributors	
Baidu	72¢	Google	-39¢
Sina	63	Lamar Advertising**	-33
Time Warner Cable	56	Crown Castle International	-23
Comcast	32	Akamai Technologies*	-14
Liberty Global	29	Cisco Systems**	-7
Qualcomm	25	SBA Communications	-7
Tencent Holdings	24	Yahoo!*	-5
China Unicom Hong Kong	23	Turkcell Iletisim Hizmetleri	-5
Sprint Nextel	22	America Movil	-4
Amazon.com	22	Bona Film Group	-4
Total	368¢	Total	-141¢

12 Months Ended 6/30/11

Best Contributors		Worst Contributors	
Amazon.com	148¢	Akamai Technologies*	-14¢
Time Warner Cable	121	Bona Film Group*	-10
Sina	114	Cisco Systems***	-10
Baidu	86	Leap Wireless International**	-10
Qualcomm	82	Ning	-7
Comcast	68	Yahoo!*	-6
Apple	64	Vistaprint**	-5
Liberty Media Interactive	64	Bitauto Holdings*	-3
Cablevision Systems	61	Stroer Out-of-Home Media*	-2
Liberty Global	57	Rentrak	-2
Total	865¢	Total	-69¢

*Position added.
**Position eliminated.
***Position added and eliminated.

Performance and Expenses

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000 ($1,000 for UGMA/UTMA). The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts employing automatic investing; accounts electing to receive electronic delivery of account statements, transaction confirmations, and prospectuses and shareholder reports; accounts of an investor who is a T. Rowe Price Preferred Services, Personal Services, or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $100,000); and IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price (although a separate custodial or administrative fee may apply to such accounts). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Unaudited

Financial Highlights

For a share outstanding throughout each period

	6 Months Ended 6/30/11‡	Year Ended 12/31/10‡	12/31/09‡	12/31/08‡	12/31/07‡	12/31/06‡
NET ASSET VALUE						
Beginning of period	$ 51.72	$ 41.03	$ 24.65	$ 48.47	$ 43.18	$ 33.59
Investment activities						
Net investment income (loss)	0.06	0.18	0.33	0.55	0.29	(0.04)
Net realized and unrealized gain (loss)	4.32	10.81	16.55	(23.13)	8.96	9.63
Total from investment activities	4.38	10.99	16.88	(22.58)	9.25	9.59
Distributions						
Net investment income	–	(0.30)	(0.50)	(0.24)	(0.28)	–
Net realized gain	–	–	–	(1.00)	(3.68)	–
Total distributions	–	(0.30)	(0.50)	(1.24)	(3.96)	–
NET ASSET VALUE						
End of period	**$ 56.10**	**$ 51.72**	**$ 41.03**	**$ 24.65**	**$ 48.47**	**$ 43.18**

Ratios/Supplemental Data

Total return(1)	**8.47%**	**26.79%**	**68.52%**	**(46.46)%**	**21.83%**	**28.55%**
Ratio of total expenses to average net assets	0.82%(2)	0.84%	0.90%	0.90%	0.83%	0.87%
Ratio of net investment income (loss) to average net assets	0.23%(2)	0.42%	1.03%	1.45%	0.59%	(0.10)%
Portfolio turnover rate	20.4%	41.8%	68.9%	72.0%	64.6%	55.4%
Net assets, end of period (in millions)	$ 2,152	$ 1,932	$ 1,527	$ 898	$ 2,089	$ 1,457

‡ Per share amounts calculated using average shares outstanding method.

(1) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions. Total return is not annualized for periods less than one year.

(2) Annualized

The accompanying notes are an integral part of these financial statements.

Unaudited

Portfolio of Investments ‡

(Cost and value in $000s)

	Shares/$ Par	Value
COMMON STOCKS 97.7%		
HARDWARE 6.0%		
Consumer Electronics 4.8%		
Apple (1)	291,100	97,714
RealD (1)	177,998	4,163
		101,877
Enterprise Hardware 1.2%		
Rovi (1)	452,300	25,944
		25,944
Total Hardware		127,821
IT SERVICES 0.6%		
IT Services 0.6%		
FactSet Research Systems	122,900	12,575
Total IT Services		12,575
MEDIA 60.9%		
Advertising 2.2%		
Omnicom	521,800	25,130
Rentrak (1)	115,500	2,049
WPP (GBP)	1,545,776	19,352
		46,531
Cable/Satellite 16.4%		
British Sky Broadcasting (GBP)	1,080,202	14,671
Cablevision Systems (1)	118,600	3,113
Cablevision Systems, Class A (1)	2,477,800	89,721
Comcast, Class A	4,306,200	109,119
Eutelsat (EUR)	232,511	10,458
Time Warner Cable, Class A	1,625,510	126,855
		353,937

Gaming 1.1%		
Las Vegas Sands (1)	544,100	22,966
		22,966
Internet 21.8%		
Amazon.com (1)	270,300	55,274
Baidu, ADR (1)	850,800	119,223
Bitauto Holdings, ADR (1)	736,525	5,745
Ctrip.com International, ADR (1)	574,500	24,749
Facebook, Acquisition Date: 3/31 – 5/19/11 Acquisition Cost $12,687 (1)(2)	507,349	14,381
Google, Class A (1)	167,800	84,971
LinkedIn (1)(3)	62,500	5,631
Oanda, Acquisition Date: 8/24/07 Acquisition Cost $2,784 (1)(2)	97,512	1,191
Pandora Media (1)(3)	345,560	6,534
Sina (1)	715,400	74,473
Softbank (JPY)	184,300	6,980
Tencent Holdings (HKD)	1,580,800	43,396
Yahoo! (1)	1,814,100	27,284
		469,832
Media & Entertainment 19.0%		
Bona Film, ADR (1)	940,800	3,490
Carnival	612,600	23,052
Discovery Communications, Class C (1)	1,769,500	64,675
Global Traffic Network (1)(4)	994,027	11,421
Liberty Global (1)	1,132,582	51,012
Liberty Media Interactive, Class A (1)	4,022,400	67,456
Liberty Media Starz, Class A (1)	147,580	11,104
Live Nation Entertainment (1)	1,517,300	17,404
Madison Square Garden (1)	460,125	12,667
Mail.Ru, GDR (1)(5)	25,000	831
Time Warner	1,126,100	40,956

SECURITIES LENDING COLLATERAL 0.4%

Investments in a Pooled Account through Securities Lending Program with State Street Bank and Trust Company 0.4%

Money Market Funds 0.4%

T. Rowe Price Reserve Investment Fund, 0.13% (4)(6)	8,110,652	8,111
Total Investments through Securities Lending Program with State Street Bank and Trust Company		8,111
Total Securities Lending Collateral (Cost $8,111)		8,111
Total Investments in Securities		
100.0% of Net Assets (Cost $1,456,134)		**$ 2,151,678**

‡ Denominated in U.S. dollars unless otherwise noted.
(1) Non-income producing
(2) Security cannot be offered for public resale without first being registered under the Securities Act of 1933 and related rules ("restricted security"). Acquisition date represents the day on which an enforceable right to acquire such security is obtained and is presented along with related cost in the security description. The fund has registration rights for certain restricted securities. Any costs related to such registration are borne by the issuer. The aggregate value of restricted securities (excluding 144A holdings) at period-end amounts to $34,764 and represents 1.6% of net assets.
(3) All or a portion of this security is on loan at June 30, 2011 -- total value of such securities at period-end amounts to $8,360. See Note 3.
(4) Affiliated Companies
(5) Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration only to qualified institutional buyers -- total value of such securities at period-end amounts to $14,614 and represents 0.7% of net assets.
(6) Seven-day yield
(7) When-issued security
ADR American Depository Receipts
EUR Euro
GBP British Pound
GDR Global Depository Receipts
HKD Hong Kong Dollar
IDR Indonesian Rupiah
JPY Japanese Yen
TRY Turkish Lira

Affiliated Companies

($000s)

The fund may invest in certain securities that are considered affiliated companies. As defined by the 1940 Act, an affiliated company is one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. Based on the fund's relative ownership, the following securities were considered affiliated companies for all or some portion of the six months ended June 30, 2011. Purchase and sales cost and investment income reflect all activity for the period then ended.

Affiliate	Purchase Cost	Sales Cost	Investment Income	Value 6/30/11	Value 12/31/10
Global Traffic Network	$ -	$ -	$ -	$ 11,421	$ 9,195
T. Rowe Price Government Reserve Investment Fund, 0.09%	¤	¤	36	9,128	26,331
T. Rowe Price Reserve Investment Fund, 0.13%	¤	¤	-^	8,111	-
Totals			$ 36	$ 28,660	$ 35,526

¤ Purchase and sale information not shown for cash management funds.

^ Excludes earnings on securities lending collateral investments, which are subject to rebates and fees as described in Note 3.

Amounts reflected on the accompanying financial statements include the following amounts related to affiliated companies:

Investment in securities, at cost	$ 22,884
Dividend income	36
Interest income	-
Investment income	$ 36
Realized gain (loss) on securities	$ -
Capital gain distributions from mutual funds	$ -

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

Statement of Operations

($000s)

	6 Months Ended 6/30/11
Investment Income (Loss)	
Income	
Dividend	$ 9,400
Interest	899
Securities lending	193
Other	328
Total income	10,820
Expenses	
Investment management	6,708
Shareholder servicing	1,497
Prospectus and shareholder reports	64
Custody and accounting	128
Registration	40
Legal and audit	27
Directors	8
Miscellaneous	10
Total Expenses	8,482
Net investment income	2,338
Realized and Unrealized Gain (Loss)	
Net realized gain (loss)	
Securities	146,617
Foreign currency transactions	(25)
Net realized gain	146,592
Change in net unrealized gain (loss)	
Securities	10,729
When-issued sales commitments	(1,602)
Other assets and liabilities denominated in foreign currencies	(69)
Change in net unrealized gain	9,058
Net realized and unrealized gain	155,650
INCREASE IN NET ASSETS FROM OPERATIONS	$ 157,988

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

NOTES TO FINANCIAL STATEMENTS

T. Rowe Price Media & Telecommunications Fund, Inc. (the fund), is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The fund commenced operations on October 13, 1993. The fund seeks to provide long-term capital growth through the common stocks of media, technology, and telecommunications companies.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), which require the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid annually. Capital gain distributions, if any, are generally declared and paid by the fund annually.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Rebates and Credits Subject to best execution, the fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the fund in cash. Commission rebates are reflected as realized gain on securities in the accompanying financial statements and totaled $15,000 for the six months ended June 30, 2011. Additionally, the fund earns credits on temporarily uninvested cash balances held at the custodian, which reduce the fund’s custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits.

NOTE 2 - VALUATION

The fund’s financial instruments are reported at fair value as defined by GAAP. The fund determines the values of its assets and liabilities and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business.

Valuation Methods Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made, except for OTC Bulletin Board securities, which are valued at the mean of the latest bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and asked prices for domestic securities and the last quoted sale price for international securities.

Debt securities are generally traded in the OTC market. Securities with remaining maturities of one year or more at the time of acquisition are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers the yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities with remaining maturities of less than one year at the time of acquisition generally use amortized cost in local currency to approximate fair value. However, if amortized cost is deemed not to reflect fair value or the fund holds a significant amount of such securities with remaining maturities of more than 60 days, the securities are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation.

Other investments, including restricted securities, and those financial instruments for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted under the circumstances described below. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, the fund will adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of the close of the NYSE. In deciding whether it is necessary to adjust closing prices to reflect fair value, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. A fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. The fund uses outside pricing services to provide it with closing prices and information to evaluate and/or adjust those prices. The fund cannot predict how often it will use closing prices and how often it will determine it necessary to adjust those prices to reflect fair value. As a means of evaluating its security valuation process, the fund routinely compares closing prices, the next day’s opening prices in the same markets, and adjusted prices.

Valuation Inputs Various inputs are used to determine the value of the fund’s financial instruments. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical financial instruments

Level 2 – observable inputs other than Level 1 quoted prices (including, but not limited to, quoted prices for similar financial instruments, interest rates, prepayment speeds, and credit risk)

Level 3 – unobservable inputs

Observable inputs are those based on market data obtained from sources independent of the fund, and unobservable inputs reflect the fund’s own assumptions based on the best information available. The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level. For example, non-U.S. equity securities actively traded in foreign markets generally are reflected in Level 2 despite the availability of closing prices because the fund evaluates and determines whether those closing prices reflect fair value at the close of the NYSE or require adjustment, as described above. The following table summarizes the fund’s financial instruments, based on the inputs used to determine their values on June 30, 2011:

Following is a reconciliation of the fund’s Level 3 holdings for the six months ended June 30, 2011. Gain (loss) reflects both realized and change in unrealized gain (loss) on Level 3 holdings during the period, if any, and is included on the accompanying Statement of Operations. The change in unrealized gain (loss) on Level 3 instruments held at June 30, 2011, totaled $8,512,000 for the six months ended June 30, 2011.

NOTE 3 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Emerging Markets At June 30, 2011, approximately 15% of the fund’s net assets were invested, either directly or through investments in T. Rowe Price institutional funds, in securities of companies located in emerging markets, securities issued by governments of emerging market countries, and/or securities denominated in or linked to the currencies of emerging market countries. Emerging market securities are often subject to greater price volatility, less liquidity, and higher rates of inflation than U.S. securities. In addition, emerging markets may be subject to greater political, economic and social uncertainty, and differing regulatory environments that may potentially impact the fund’s ability to buy or sell certain securities or repatriate proceeds to U.S. dollars.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

Securities Lending The fund lends its securities to approved brokers to earn additional income. It receives as collateral cash and U.S. government securities valued at 102% to 105% of the value of the securities on loan. Cash collateral is invested by the fund’s lending agent(s) in accordance with investment guidelines approved by management. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities or if collateral investments decline in value. Securities lending revenue recognized by the fund consists of earnings on invested collateral and borrowing fees, net of any rebates to the borrower and compensation to the lending agent. In accordance with GAAP, investments made with cash collateral are reflected in the accompanying financial statements, but collateral received in the form of securities are not. On June 30, 2011, the value of loaned securities was $8,360,000 and cash collateral investments totaled $8,111,000.

When-Issued Securities The fund may enter into when-issued purchases and/or sales commitments, pursuant to which it agrees to purchase or sell, respectively, the underlying security for a fixed unit price, with payment and delivery at a scheduled future date generally beyond the customary settlement period for such securities. When-issued refers to securities that have not yet been issued but will be issued in the future and may include new securities or securities obtained through a corporate action on a current holding. The fund normally purchases when-issued securities with the intention of taking possession, but may enter into a separate agreement to sell the securities before the settlement date. Until settlement, the fund maintains cash reserves and liquid assets sufficient to settle its when-issued commitments.

American and Global Depository Receipts The fund may invest in American Depository Receipts (ADRs) and/or Global Depository Receipts (GDRs), certificates issued by U.S. and international banks that represent ownership of foreign securities held by the issuing bank. ADRs and GDRs are transferable, trade on established markets, and entitle the holder to all dividends and capital gains paid by the underlying foreign security. Issuing banks generally charge a security administration fee. Such fees are included in custody and accounting expense in the accompanying Statement of Operations and totaled $13,000 for the six months ended June 30, 2011.

Other Purchases and sales of portfolio securities other than short-term securities aggregated $502,601,000 and $418,019,000, respectively, for the six months ended June 30, 2011.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of the date of this report.

In accordance with federal tax regulations, the fund recognized capital losses in the current period for tax purposes that had been recognized in the prior fiscal year for financial reporting purposes. Such deferrals relate to net capital losses realized between November 1, 2010 and December 31, 2010, and totaled $23,000. The fund intends to retain realized gains to the extent of available capital loss carryforwards. As of December 31, 2010, the fund had $1,861,000 of unused capital loss carryforwards, which all expire fiscal 2017.

At June 30, 2011, the cost of investments for federal income tax purposes was $1,456,134,000. Net unrealized gain aggregated $693,865,000 at period-end, of which $713,258,000 related to appreciated investments and $19,393,000 related to depreciated investments.

NOTE 5 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management agreement between the fund and Price Associates provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.35% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.28% for assets in excess of $300 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At June 30, 2011, the effective annual group fee rate was 0.30%.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share price and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. For the six months ended June 30, 2011, expenses incurred pursuant to these service agreements were $62,000 for Price Associates; $786,000 for T. Rowe Price Services, Inc.; and $224,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the T. Rowe Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The T. Rowe Price Reserve Investment Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates and are not available for direct purchase by members of the public. The T. Rowe Price Reserve Investment Funds pay no investment management fees.

As of June 30, 2011, T. Rowe Price Group, Inc., and/or its wholly owned subsidiaries owned 148,830 shares of the fund, representing less than 1% of the fund’s net assets.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov. The description of our proxy voting policies and procedures is also available on our website, troweprice.com. To access it, click on the words “Our Company” at the top of our corporate homepage. Then, when the next page appears, click on the words “Proxy Voting Policies” on the left side of the page.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through our website, follow the directions above, then click on the words “Proxy Voting Records” on the right side of the Proxy Voting Policies page.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT

On March 9, 2011, the fund’s Board of Directors (Board) unanimously approved the continuation of the investment advisory contract (Contract) between the fund and its investment advisor, T. Rowe Price Associates, Inc. (Advisor). The Board considered a variety of factors in connection with its review of the Contract, also taking into account information provided by the Advisor during the course of the year, as discussed below:

Services Provided by the Advisor
The Board considered the nature, quality, and extent of the services provided to the fund by the Advisor. These services included, but were not limited to, management of the fund’s portfolio and a variety of related activities, as well as financial and administrative services, reporting, and communications. The Board also reviewed the background and experience of the Advisor’s senior management team and investment personnel involved in the management of the fund. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Advisor.

Investment Performance of the Fund
The Board reviewed the fund’s average annual total returns over the 1-, 3-, 5-, and 10-year periods, as well as the fund’s year-by-year returns, and compared these returns with a wide variety of previously agreed upon comparable performance measures and market data, including those supplied by Lipper and Morningstar, which are independent providers of mutual fund data. On the basis of this evaluation and the Board’s ongoing review of investment results, and factoring in the relative market conditions during certain of the performance periods, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Advisor under the Contract and other benefits that the Advisor (and its affiliates) may have realized from its relationship with the fund, including research received under “soft dollar” agreements and commission-sharing arrangements with broker-dealers. The Board considered that the Advisor may receive some benefit from soft-dollar arrangements pursuant to which research is received from broker-dealers that execute the applicable fund’s portfolio transactions. The Board also received information on the estimated costs incurred and profits realized by the Advisor and its affiliates from advising T. Rowe Price mutual funds, as well as estimates of the gross profits realized from managing the fund in particular. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the fund. The Board also considered whether the fund or other funds benefit under the fee levels set forth in the Contract from any economies of scale realized by the Advisor. Under the Contract, the fund pays a fee to the Advisor composed of two components—a group fee rate based on the aggregate assets of certain T. Rowe Price mutual funds (including the fund) that declines at certain asset levels and an individual fund fee rate that is assessed on the assets of the fund. The Board determined that it would be appropriate to introduce another breakpoint into the group fee rate, effective May 1, 2011, to allow fund shareholders to participate in additional economies of scale. The Board concluded that the advisory fee structure for the fund continued to provide for a reasonable sharing of benefits from any economies of scale with the fund’s investors.

Fees
The Board reviewed the fund’s management fee rate, operating expenses, and total expense ratio and compared them with fees and expenses of other comparable funds based on information and data supplied by Lipper. The information provided to the Board indicated that the fund’s management fee rate was above the median for certain groups of comparable funds but at or below the median for other groups of comparable funds. The information also indicated that the fund’s total expense ratio was below the median for comparable funds. The Board also reviewed the fee schedules for institutional accounts of the Advisor and its affiliates with similar mandates. Management provided the Board with information about the Advisor’s responsibilities and services provided to institutional account clients, which are more limited than its responsibilities for the fund and other T. Rowe Price mutual funds that it advises, and showing that the Advisor performs significant additional services and assumes greater risk for the fund and other T. Rowe Price mutual funds that it advises than it does for institutional account clients. On the basis of the information provided, the Board concluded that the fees paid by the fund under the Contract were reasonable.

Approval of the Contract
As noted, the Board approved the continuation of the Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board was assisted by the advice of independent legal counsel and concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund to approve the continuation of the Contract (including the fees to be charged for services thereunder).

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Media & Telecommunications Fund, Inc.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	August 17, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	August 17, 2011

By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date	August 17, 2011